Nationwide Variable Insurance Trust
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated December 18, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
On or about April 30, 2014, redemption fees, as described in the section of the Prospectus under the heading entitled “Redemption Fees,” will no longer be applied upon the redemption of shares of any class of the Nationwide Funds.  As such, the section and the term “redemption fees” are deleted in their entirety from the Prospectus.  The Nationwide Funds continue to discourage excessive or short-term trading, and reserve all other rights to take appropriate action with respect to contract owners who engage in excessive or short-term trading, as described in the Prospectus under the heading entitled “Excessive or Short-Term Trading.”

2.
On December 11, 2013, the Board of Trustees of Nationwide Variable Insurance Trust considered and approved a proposal to: (i) convert existing Class III shares of the NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Nationwide Fund and Templeton NVIT International Value Fund to Class I shares of the same Fund and to terminate Class III shares; and (ii) convert existing Class VI shares of the NVIT Emerging Markets Fund, NVIT International Equity Fund and Templeton NVIT International Value Fund to Class II shares of the same Fund and to terminate Class VI shares.  The conversion is expected to occur on or before April 30, 2014 (the “Conversion Date”).

Until the Conversion Date, contract owners may purchase, redeem or exchange their shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class III shares will convert to Class I shares of the same Fund, and all Class VI shares will convert to Class II shares of the same Fund, based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Total Annual Fund Operating Expenses for Class I shares are the same as for Class III shares, and the Total Annual Fund Operating Expenses for Class II shares are the same as for Class VI shares.  The Funds will cease offering Class III shares and Class VI shares, as applicable, on the Conversion Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE